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                                                                    EXHIBIT 10.3


                               FOURTH AMENDED AND
                         RESTATED STOCKHOLDERS AGREEMENT


         FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, dated as of May 18, 1998 among JEEPERS! INC., a Delaware corporation (the "Company"), and the stockholders listed on the signature pages hereto (individually, a "Stockholder" and, collectively, the "Stockholders").


                                    RECITALS

         A. The Company and the Stockholders are parties to a Third Amended and Restated Stockholders and Voting Agreement dated as of December 26, 1996 (the "Predecessor Agreement").

         B. The Company intends to commence an underwritten initial public offering (the "Offering") of its shares of Common Stock (as defined herein) and the Company and the Stockholders desire to amend and restate the Predecessor Agreement upon the terms and conditions set forth herein.

         Accordingly, the parties hereto agree that the Predecessor Agreement shall be amended and restated as follows:


                                   ARTICLE 1.

                                   DEFINITIONS

                  1.1.  Defined Terms.  The following terms are defined as
                        -------------
follows:

                  (a) "Affiliate" shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with such person, including any limited partner, the general partner of which is any such other person.

                  (b) "Board" shall mean the Board of Directors of the Company.
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                  (c) "Commission" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                  (e) "Common Stock Equivalents" shall mean, with respect to any Stockholder, the number of shares of Common Stock owned by such Stockholder and the number of shares of Common Stock into or for which any Convertible Securities owned by such Stockholder shall be convertible, exchangeable or exercisable (other than in respect of accrued and unpaid dividends) as of the date of determination thereof.

                  (f) "Convertible Securities" means any options, warrants, convertible notes or other securities or rights convertible, exchangeable or exercisable, with or without the payment of additional consideration, into or for shares of Common Stock, directly or indirectly.

                  (g) "Preferred Stock" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series F Preferred Stock, in each case having par value $1.00 per share.

                  (h) "Securities Act" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (i) "Shares" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, now or hereafter issued.


                                   ARTICLE 2.

                               REGISTRATION RIGHTS

                  2.1. Demand Registration Rights. At any time and from time to
                       --------------------------
time, after 180 days following the consummation of the Offering, if the Company receives written notice from Stockholders representing not less than 800,000 of the outstanding shares of Common Stock held by the Stockholders (as such number may be adjusted to reflect any subdivision, combination or recapitalization of the Common Stock occurring following the date of this Agreement), which notice demands the registration of all or any portion of the Common Stock held by such Stockholders and specifies the intended methods of disposition thereof

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(the "Registration Demand"), then, subject to the provisions of this Agreement, the Company shall promptly (and in any event within 10 days after its receipt of the Registration Demand) provide notice thereof to the other Stockholders and cause to be prepared a registration statement, file and obtain a receipt for the registration statement as soon as practicable (but not later than 90 days after the date of the Registration Demand), and exercise its best efforts to file a final registration statement and obtain a receipt therefore as soon as practicable thereafter, in each case under the Securities Act and such other securities laws as shall be directed by such holders, to the end that such Shares may be sold thereunder as soon as practicable after the receipt of such Registration Demand; provided, however, that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 2.1, (i) from the initial filing date until 180 days immediately following the effective date of any registration statement that had been filed (and not withdrawn) prior to the date of the Registration Demand and pertains to a firmly underwritten offering of equity securities of the Company unless otherwise consented to by the managing underwriter of such offering; or
(ii) unless such registration may be effected pursuant to Form S-3 or any or successor form promulgated under the Securities Act, after the Company has effected three requested registrations pursuant to this Agreement which either have been declared or ordered effective and the Shares offered pursuant to such registrations have been sold or have been terminated by the selling Stockholders for reasons other than a material adverse change in the business, condition (financial or otherwise) or prospects of the Company (except that any such terminated registration shall not constitute one of the three demand registrations provided herein if the selling Stockholders shall have reimbursed the Company for all expenses incurred by the Company in connection with such terminated registration). Any such registration shall hereinafter be called a "Demand Registration".

                  2.2. "Piggyback" Registration Rights. Subject to applicable
                       -------------------------------
stock exchange rules and securities regulations, prior to any public offering of any class of its equity securities for the account of the Company or any other person (other than a registration statement on Form S-4 or S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 of the Securities
Act), including pursuant to the exercise of any Demand Registration pursuant to
Section 2.1, the Company shall give written notice of such proposed filing and of the proposed date thereof to each Stockholder and if, on or before the twentieth (20th) day following the date on which such notice is given, the Company shall receive a written request from any Stockholder requesting that the Company include among the securities covered by such registration statement any Shares owned by such Stockholder for offering for sale in a manner and on terms set forth in such request, the Company shall include such Shares in such registration statement, if filed, so as to permit such Shares to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request, subject to the

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provisions of this Agreement. Such registration shall hereinafter be called a
"Piggyback Registration".

                  2.3. Terms and Conditions of Registration or Qualification. In
                       -----------------------------------------------------
connection with any registration statement filed pursuant to Section 2.1 or 2.2 hereof, the following provisions shall apply:

                  (a) Each selling Stockholder shall, if requested by the managing underwriter, agree not to sell publicly any Shares held by such Stockholder (other than the Shares so registered) for such period of time following the effective date of the registration statement relating to such offering, but in no event in excess of 180 days, as the managing underwriter may require and the Company shall agree.

                  (b) If the managing underwriter advises that the inclusion in such registration or qualification of some or all of the Shares sought to be registered exceeds the number (the "Saleable Number") that can be sold in an orderly fashion within a price range acceptable to the Company, if such registration is being effected at the Company's determination, or the selling Stockholders, in the case of a Demand Registration, then the number of Shares offered shall be limited to the Saleable Number and shall be allocated as follows:

                           (i) if such registration is being effected at the Company's determination to sell Shares for its own account, (1) first, all the Shares the Company proposes to register and (2) second, the difference between the Saleable Number and the number to be included pursuant to clause (1) above, allocated among all selling Stockholders pro rata on the basis of the relative number of Shares offered for sale by each such Stockholder; and

                           (ii) if the registration is being effected pursuant to a Demand Registration, (1) first, the entire Saleable Number allocated among all selling Stockholders pro rata on the basis of the relative number of Shares offered for sale by each such Stockholder and
         (2) second, the difference (if positive) between the Saleable Number and the number to be included pursuant to clause (1) above, allocated to the Company.

                  (c) The selling Stockholders shall promptly provide the Company with such information as the Company shall reasonably request in order to prepare such registration statement and, upon the Company's request, each such Stockholder shall provide such information in writing and signed by such holder and stated to be specifically for inclusion in the registration statement. In the event that the distribution of the Shares covered by the

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registration statement shall be effected by means of an underwriting, the right of any Stockholder to include its Shares in such registration shall be conditioned on such Stockholder's execution and delivery of a customary underwriting agreement with respect thereto; provided, however, that except with respect to information concerning such Stockholder and such Stockholder's intended manner of distribution of the Shares, no Stockholder shall be required to make any representations or warranties in such agreement as a condition to the inclusion of its Shares in such registration.

                  (d) All expenses in connection with the preparation of any registration statement filed pursuant to Section 2.1 or 2.2 hereof (other than underwriting fees, discounts or commissions with respect to Shares of the selling Stockholders or fees and disbursements of counsel for such Stockholders) shall be borne solely by the Company.

                  (e) Following the effective date of such registration statement, the Company shall, upon the request of the selling Stockholders, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act or such other securities laws where the registration statement or prospectus has been filed and such other documents as are referred to in the registration statement as shall be requested by the selling Stockholders to permit such Stockholders to make a public distribution of their Shares, provided that such Stockholders furnish the Company with such appropriate information relating to such holders' intentions in connection therewith as the Company shall reasonably request in writing.

                  (f) The Company shall use its best efforts to register or qualify the Shares of the selling Stockholders covered by any such registration statement under such securities or blue sky laws in such jurisdictions as the Stockholders may request; provided, however, that the Company shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified in order to comply with such request.

                  (g) In connection with any registration pursuant to Article 2, the Company will as expeditiously as possible:

                           (i) cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Stockholders to consummate the disposition of such Shares;

                           (ii) cause all Shares covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company

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         are then listed, and, unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Shares not later than the effective date of the registration statement;

                           (iii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the voting power of the Shares being sold or the underwriters retained by such holders, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

                           (iv) make available for inspection by any selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

                           (v) obtain "cold comfort" letters and updates thereof from the Company's independent public accountants and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered by "cold comfort" letters and opinions of counsel, respectively, as the holders of a majority of the voting power of the Shares of the selling Stockholders shall request; and

                           (vi) otherwise comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (h) Notwithstanding anything herein to the contrary, the Company shall not be required to register any Shares (i) representing less than 5% of the outstanding Common Stock Equivalents with respect to which the Company shall furnish an opinion of counsel reasonably acceptable to the holder thereof that such Shares may be distributed in the manner contemplated by the holder without registration under Rule 144(k) promulgated under the Securities Act, or
(ii) pursuant to any Registration Demand in accordance with Section 2.1 if the gross proceeds from such registration and intended distribution are not reasonably

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anticipated to exceed $10,000,000 (or, in the case of any registration pursuant to Form S-3, $5,000,000 or such lesser amount of proceeds as may be obtained in a registration of all remaining Shares owned by any Stockholder).

                  2.4. Registration to Be Kept Effective. (a) In connection with
                       ---------------------------------
any registration of Shares pursuant to this Article 2, subject to Section 2.4(b), the Company shall, at its expense, keep effective and maintain such registration and any related qualification of Shares under state securities laws for such period not exceeding 90 days as may be necessary for the selling Stockholders, underwriters and selling agents to dispose of such Shares, from time to time to amend or supplement the prospectus used in connection therewith to the extent necessary to comply with applicable laws, and to furnish to such Stockholders such number of copies of the registration statement, the prospectus constituting part thereof, and any amendment or supplement thereto as such Stockholders may reasonably request in order to facilitate the disposition of the registered Shares.

                  (b) The Company shall give written notice to the selling Stockholders (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) of any request by the Commission for amendments or supplements to the registration statement or the prospectus included therein or for additional information;

                           (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                           (iii) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iv) of the happening of any event that requires the Company to make changes in the registration statement or the prospectus in order that the registration statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

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                  (c) Upon the occurrence of any event contemplated by clauses
(i) through (iv) above during the period for which the Company is required to maintain an effective registration statement, the Company shall as promptly as practicable prepare and file a post-effective amendment to the registration statement or an amendment or supplement to the related prospectus and any other required document so that, as thereafter delivered to the selling Stockholders or purchasers of Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided in the case of clause (iv) the Company's obligation pursuant to this Section 2.4(c) may be suspended for a period of up to 30 days in the aggregate for any registration if the Board has determined in good faith and using reasonable judgment that disclosure of information sufficient to ensure that the registration statement and related prospectus contain no such misstatement or omission would be significantly and materially disadvantageous to the Company's financial condition, business or prospects. If the Company notifies the selling Stockholders in accordance with paragraphs (i) through (iv) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made and such suspension is consistent with this paragraph, then the selling Stockholders shall suspend use of such prospectus. The number of days during which use of the prospectus is suspended shall be added to the end of the period referred to in Section 2.4(a) during which registration shall remain effective.

                  2.5.     Postponement of Registration.
                           ----------------------------

                  Notwithstanding anything herein to the contrary, the Company shall be entitled to postpone for a reasonable period of time up to 60 days the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 hereof, if the Board determines, in its reasonable judgment and in good faith, that such registration and offering would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company gives the selling Stockholders written notice including an explanation of such determination. If the Company shall so postpone the filing of a registration statement, the selling Stockholders shall have the right to withdraw the Registration Demand by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such Registration Demand shall not be counted for purposes of the Demand Registration right to which the Stockholders are entitled pursuant to Section
2.1 hereof). The exercise by the Company of its rights under this Section 2.5 shall not affect the timeliness of a Registration Demand made prior to such exercise that is not so withdrawn.

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                  2.6.   Indemnification.
                         ---------------

                  (a) In the event of the registration or qualification of any Shares of the Stockholders under the Securities Act or any other applicable securities laws pursuant to the provisions of this Article 2, the Company agrees to indemnify and hold harmless each Stockholder thereby offering such Shares for sale (a "Seller"), underwriter, broker or dealer, if any, of such Shares, and each other person, if any, who controls any such Seller, underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Seller, underwriter, broker or dealer or controlling person may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act or any other applicable securities laws applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration or qualification and will reimburse each such Seller, underwriter, broker or dealer and each such controlling person for any legal or other expenses reasonably incurred by such Seller, underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, underwriter, broker, dealer or controlling person specifically and expressly for use in the preparation thereof.

                  (b) In the event of the registration or qualification of any Shares of the Stockholders under the Securities Act or any other applicable securities laws for sale pursuant to the provisions hereof, each selling Stockholder, each underwriter, broker and dealer, if any, of such Shares, and each other person, if any, who controls any such Stockholder, underwriter, broker or dealer within the meaning of the Securities Act, agrees severally, and not jointly, to indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, and each officer and director of the Company from and against any losses, claims, damages or liabilities, joint or several, to

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which the Company, such controlling person or any such officer or director may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to the Company by such selling Stockholder, underwriter, broker, dealer or controlling person specifically for use in connection with the preparation thereof, and will reimburse the Company, such controlling person and each such officer or director of any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that no selling Stockholder shall be liable under this Section 2.6(b) for any amount in excess of the net proceeds to such Stockholder of Shares sold by it.

                  (c) Promptly after receipt by a person entitled to indemnification under this Section 2.6 (an "indemnified party") of notice of the commencement of any action or claim relating to any registration statement filed under Section 2.1 or 2.2 hereof or as to which indemnity may be sought hereunder, such indemnified party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "indemnifying party"), give written notice to such indemnifying party of the commencement of such action or claim, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this Section
2.6 and shall also not relieve the indemnifying party of its obligations under this Section 2.6 except to the extent that the indemnifying party is actually prejudiced thereby. In case any such action is brought against an indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense, with counsel reasonably satisfactory to such indemnified party, of such action and/or to settle such action and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no indemnifying party shall enter into any settlement agreement without the prior written consent of the indemnified party unless such indemnified party is fully released and discharged from any such liability. Notwithstanding the foregoing, the indemnified party

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shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties (and reasonably acceptable to the indemnifying party) shall be borne by the indemnifying party. If, in any such case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party and the indemnified party shall assume such defense and/or settle such action; provided, however, that, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.


                                   ARTICLE 3.

                              ADDITIONAL AGREEMENTS

                  3.1. Amendments to Certificate of Incorporation. Each
                       ------------------------------------------
Stockholder agrees that such Stockholder shall vote all of such Stockholder's Shares entitled to vote in favor of any one or more amendments to or restatements of the Restated Certificate of Incorporation of the Company, as amended, which are deemed desirable by the Board in connection with the Offering, including, but not limited to,

                           (a) providing for the automatic conversion of all
                  outstanding shares of the Preferred Stock immediately prior to the closing of the Offering, taking into account dividends accrued on such shares of Preferred Stock until such date as determined by the Board;

                           (b) eliminating all previously issued series of
                  Preferred Stock from the Company's authorized capital stock;
                  and

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                           (c) authorizing such number of shares of undesignated
                  preferred stock as shall be determined by the Board and empowering the Board to issue such preferred stock from time to time in one or more classes or series and to fix the rights, priorities, privileges, qualifications, limitations and restrictions of such preferred stock.


                                   ARTICLE 4.

                                  MISCELLANEOUS

                  4.1. Certificate Legend. Upon execution of this Agreement, the
                       ------------------
certificates representing Shares and Convertible Securities held by the Stockholders shall contain substantially the following legend, in addition to any other legends deemed appropriate or necessary by the Company:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

                  4.2. Specific Performance. The parties hereto recognize that
                       --------------------
the parties hereto would be irreparably damaged if this Agreement is not specifically enforced in the event of a breach hereof. If this Agreement is breached, the parties hereto hereby agree that remedies at law might be inadequate and that, therefore, this Agreement, shall be enforceable by specific performance. The remedy of specific performance shall not be an exclusive remedy, but shall be cumulative of all other rights and remedies of the parties hereto at law, in equity or under this Agreement.

                  4.3. Transferees. Any Stockholder may cause any transferee of
                       -----------
any Shares or Convertible Securities that is not already a party to this Agreement to execute a consent in form and substance reasonably acceptable to the Company to be bound by the terms and conditions of the Agreement and upon execution thereof, such transferee shall be entitled to the rights of an owner of the Shares or Convertible Securities held by a Stockholder

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hereunder, provided that the foregoing shall not apply to Shares or Convertible
Securities that have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 thereunder.

                  4.4. Notices. Any notices or other communications required or
                       -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by telecopier or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address as any such party may notify to the other parties in writing:

                  (a)      if to the Company:

                           Jeepers! Inc.
                           60 Hickory Drive
                           Waltham, MA  02154
                           Attn:  President
                           Facsimile No.:  (781) 890-1810

                  (b) if to a Stockholder, at the address set forth on the stock transfer ledger of the Company.

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three business days after dispatch.

                  4.5. Binding Effect; Assignment. This Agreement shall be
                       --------------------------
binding upon the parties hereto, together with their respective executors, administrators, successors, personal representatives, heirs and assigns.

                  4.6. Governing Law.  The Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of Delaware.

                  4.7. Severability. If any provision of this Agreement is held
                       ------------
to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  4.8. Entire Agreement. This Agreement embodies the entire
                       ----------------
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement constitutes an amendment and restatement of, and supersedes and supplants, the Predecessor Agreement in all respects.

                  4.9. Counterparts. This Agreement may be executed in
                       ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                  4.10. Amendments. This Agreement may be amended, modified or
                        ----------
supplemented only by a written instrument executed by (i) the Company and (ii) the Stockholders holding not less than two-thirds of the Common Stock Equivalents held by the Stockholders; provided, however, that no amendment, modification or supplement shall be effected that shall adversely affect any Stockholder without such Stockholder's written consent, unless such amendment, modification or supplement shall affect all Stockholders equally.

                  4.11. Captions. The captions of this Agreement are for
                        --------
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

                  4.12.  Termination of Registration Rights; Waiver of
                         ---------------------------------------------
Preemptive Rights.
-----------------

                  (a) The Company and each of the Stockholders hereby agree that any right of any Stockholder to demand registration of its Shares pursuant to federal or state securities laws or to require the inclusion of any of its Shares in any such registration of securities for the account of the Company or any other person, including pursuant to any agreement to which the Company and any one or more Stockholders is a party (other than such rights granted pursuant to this Agreement), in each case existing as of the date hereof, shall be terminated and of no further force or effect.

                  (b) Each Stockholder hereby irrevocably waives any preemptive rights or rights of first refusal that may now exist or that heretofore existed with respect to the issuance by the Company of any and all shares its capital stock.

                  4.13. Pronouns. Any masculine personal pronoun shall be
                        --------
considered to mean the corresponding feminine or neuter personal pronoun, and vice versa, as the context requires.

                  4.14. Effectiveness. This Agreement shall be effective upon
                        -------------
(i) the execution thereof by the Company and by the Stockholders holding not less than two-thirds of the Common Stock Equivalents held by the Stockholders and (ii) the consummation of the Offering, provided that the Offering shall be consummated on or prior to August 31, 1998; provided, however, that Article 3 hereof shall be effective upon the execution of this Agreement in accordance with clause (i) above.

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                 THE COMPANY:

                                 JEEPERS! INC.


                                 By: /s/ Kenneth J. Sanginario
                                     ----------------------------------------
                                     Kenneth J. Sanginario,
                                      Chief Financial Officer

                                 CENTRE PARTIES:

                                 CENTRE CAPITAL INVESTORS L.P.

                                 By:  Centre Partners L.P., as general partner

                                 By:  Park Road Corporation, its general partner

                                 By: /s/ Bruce Pollack
                                     -------------------------------------------
                                 Name: Bruce Pollack
                                 Title:


                                 CENTRE CAPITAL INVESTORS II, L.P.
                                 CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.
                                 CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P.

                                 By:  Centre Partners II, L.P., as general
                                 partner of such partnerships

                                 By:  Centre Partners Management LLC,
                                 attorney-in-fact


                                By: /s/ Bruce Pollack
                                    -------------------------------------------
                                Name: Bruce Pollack
                                Title:

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE


                                 CENTRE PARTNERS COINVESTMENT, L.P. CENTRE
                                 PARALLEL MANAGEMENT PARTNERS, L.P.

                                 By: Centre Partners II, LLC, as general partner

                                 By: /s/ Bruce Pollack
                                     -------------------------------------------
                                 Name: Bruce Pollack
                                 Title:


                                 STATE BOARD OF ADMINISTRATION OF FLORIDA

                                 By: Centre Parallel Management Partners L.P.

                                 By: Centre Partners Management LLC,
                                 attorney-in-fact

                                 By: /s/ Bruce Pollack
                                     -------------------------------------------
                                 Name: Bruce Pollack
                                 Title:


                                 GENERATION PARTIES:


                                 GENERATION CAPITAL PARTNERS L.P.

                                 By: Generation Partners L.P., as General
                                 Partner

                                 By: Generation Capital Company LLC, its general partner


                                 By: /s/ Mark E. Jennings
                                    ---------------------------------------
                                 Name:  Mark E. Jennings
                                 Title:

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE


                                 STATE BOARD OF ADMINISTRATION OF FLORIDA

                                 By: Generation Parallel Management Partners
                                 L.P., as Manager

                                 By: Generation Capital Company LLC, as General Partner

                                 By:  /s/ Mark E. Jennings
                                      --------------------------------------
                                 Name:  Mark E. Jennings
                                 Title:

                                 GENERATION PARALLEL MANAGEMENT PARTNERS L.P.

                                 By: Generation Capital Company LLC, as General Partner

                                 By:  /s/ Mark E. Jennings
                                      --------------------------------------
                                 Name:  Mark E. Jennings
                                 Title:


                                 JPM PARTIES:

                                 J.P. MORGAN INVESTMENT CORPORATION


                                 By:  /s/ J.E. Colloton
                                      --------------------------------------
                                    Name:  J.E. Colloton
                                    Title: Vice President

                                 SIXTY WALL STREET SBIC FUND L.P.

                                 BY: SIXTY WALL STREET SBIC CORPORATION, ITS
                                 GENERAL PARTNER


                                 By:  /s/ J.E. Colloton
                                      --------------------------------------
                                    Name:  J.E. Colloton
                                    Title: Vice President

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE




                                 DICKSTEIN PARTIES:

                                 DICKSTEIN & CO., L.P.
                                 By: Dickstein Partners, L.P.
                                 By: Dicksteun Partners Inc.

                                 By: /s/ Alan S. Cooper
                                     -------------------------------------------
                                 Name:  Alan S. Cooper
                                 Title: Vice President


                                 DICKSTEIN INTERNATIONAL LIMITED
                                 By: Dickstein Partners, L.P.
                                 By: Dicksteun Partners Inc.

                                 By: /s/ Alan S. Cooper
                                    --------------------------------------------
                                 Name:  Alan S. Cooper
                                 Title: Vice President


                                 DICKSTEIN FOCUS FUND L.P.
                                 By: Dickstein Partners, L.P.
                                 By: Dicksteun Partners Inc.

                                 By: /s/ Alan Cooper
                                    --------------------------------------------
                                 Name:  Alan S. Cooper
                                 Title: Vice President



                                 DICKSTEIN PARTNERS, L.P. SAVING PLAN


                                 /s/ Mark Dickstein
                                 -----------------------------------------------
                                 Mark Dickstein, Trustee

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE



                                 SCOGGIN CAPITAL MANAGEMENT L.P.


                                 By: /s/ Craig Effron
                                     -------------------------------------------
                                 Name:  Craig Effron
                                 Title: Managing Partner


                                 ELYSSA DICKSTEIN & JEFFREY SCHWARZ,
                                 AND ALAN COOPER TTEES u/t/d  12/27/88

                                 By: /s/ Alan S Cooper
                                     -------------------------------------------
                                 Name:  Alan S. Cooper
                                 Title: Trustee


                                 /s/ MARK DICKSTEIN
                                 -----------------------------------------------
                                 MARK DICKSTEIN


                                 /s/ MARK FISHER
                                 -----------------------------------------------
                                 MARK FISHER


                                 /s/ MARK KAUFMAN
                                 -----------------------------------------------
                                 MARK KAUFMAN

               FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                 SIGNATURE PAGE


                                 BRAEMAR PARTIES:

                                 BRAEMAR CAPITAL PARTNERS I, LP

                                 By: Braemar Management I LLC, as general
                                 partner


                                 By: /s/ Neil S. Susuak
                                     -------------------------------------------
                                 Name:  Neil S. Susuak
                                 Title: Managing Director

                                 HPB ASSOCIATES, L.P.

                                 By: HPB Group, LLC, as general partner


                                 By: /s/ Howard Berkowitz
                                     -------------------------------------------
                                 Name:  Howard Berkowitz
                                 Title: General Partner


                                 OTHER PARTIES:

                                 SHAD RUN -- JJ NOMINEE CORPORATION


                                 By: /s/ Sara M. Hendrickson
                                     -------------------------------------------
                                 Name:  Sara M. Henrickson
                                 Title: President


                                 /s/ NABIL N. EL-HAGE
                                 -----------------------------------------------
                                 NABIL N. EL-HAGE


                                 /s/ YOSI AMRAM
                                 -----------------------------------------------
                                 YOSI AMRAM